UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

OCTOBER 2, 2018

International Baler Corp.

(Exact Name of Registrant as specified in its charter)

Commission File Number 0-14443

Delaware	13-2842053
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 Rio Grande Avenue, Jacksonville, Florida 32254

(Address of Principal Executive Office

(904) 358-3812

(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 1,2018 the Board of Directors of International Baler Corporation named Victor W. Biazis President and Chief Executive Officer of the Company. He replaces William E. Nielsen who held the position of President since January 10, 2017. Mr. Nielsen remains Chief Financial Officer of the Company.

Item 9.01 Financial Statements and Exhibits

Exhibits
99.1	Press Released dated October 2, 2018

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

International Baler Corp.

Dated: October 2, 2018	By:	/s/ William E. Nielsen
William E. Nielsen
Chief Executive Officer

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